Loan Receivable and Accrued Interest (Details) - USD ($) $ in Millions	6 Months Ended
	Sep. 30, 2022	May 31, 2020
Loan Receivable And Accrued Interest [Abstract]
Short-term loan		$ 1.5
Annual interest rate		5.40%
Loan receivable, description	The loan receivable from RH Holdings Management (HK) Limited is overdue and management expected to fully collect the balance of the loan and accrued interest of $1,581,000 before June 30, 2023.